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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): May 5, 2004

                                CERES GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                                 0-8483                                 34-1017531
 (State or Other Jurisdiction of           (Commission File Number)            (I.R.S. Employer Identification
         Incorporation)                                                                        Number)

                   17800 ROYALTON ROAD, CLEVELAND, OHIO 44136
                    (Address of principal executive offices)

                                 (440) 572-2400
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

Effective May 5, 2004, Lynn C. Miller was elected to Ceres Group, Inc.'s Board of Directors to fill the vacancy created by Robert J. Lunn's March 17, 2004 resignation. On May 5, 2004, Ceres Group, Inc. issued a press release announcing the election of Mr. Miller to the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 7.  EXHIBITS.

         Exhibit 99.1 Press Release, dated May 5, 2004, announcing earnings for the first quarter of 2004.

         Exhibit 99.2 Press Release, dated May 5, 2004, announcing the election of Lynn C. Miller to the Board of Directors.

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 5, 2004, Ceres Group, Inc. issued a press release regarding earnings for the first quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CERES GROUP, INC.


                                              /s/ Kathleen L. Mesel
                                              ---------------------------------
                                              By:  Kathleen L. Mesel
                                              Its: Corporate Secretary

Dated:  May 5, 2004